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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 October 2, 2006
                 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                          Commission File No. 0-10176

                         DIGITAL IMAGING RESOURCES, INC.
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             (Exact Name of Registrant As Specified In Its Charter)

           Delaware                                               22-2306487
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(State or Other Jurisdiction of                                 (IRS Employer
Incorporation Or Organization)                               Identification No.)

                               355 Madison Avenue
                              Morristown, NJ 07960
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                    (Address of Principal Executive Offices)

                                 (973) 538-4177
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              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

     On September 29, 2006, Digital Imaging, Inc. ("DGIR") terminated the Agreement and Plan of Merger (the "Merger Agreement") by and among Vianet Direct, Inc. ("Vianet"), DGIR, and Vianet Acquisition Corp. ("Merger Sub") dated June 5, 2006.

     The Merger Agreement provided that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub was to be merged with and into Vianet and Vianet was to become a wholly-owned subsidiary of DGIR.

     Under the terms of the Merger Agreement, each share of common stock of Vianet outstanding at the time of the merger was to be converted into 0.05 shares of DGIR's newly designated Series A Convertible Preferred Stock. Each outstanding warrant and option to purchase shares of Vianet common stock that was outstanding on the closing date of the merger was to be assumed by DGIR and was to become a warrant or option to purchase 0.05 shares of DGIR Series A Convertible Preferred Stock at an exercise price equal to the exercise price of the warrant or option at the effective time of the merger divided by 0.05.

     Under the Merger Agreement, DGIR and Vianet made customary representations, warranties and covenants. The merger was subject to closing conditions, and the performance of covenants by each party. Closing of the merger was to have taken place on July 14, 2006 or such later date to be agreed upon by the parties, following satisfaction or waiver of the conditions to the closing. After extensive discussions DGIR and Vianet were unable to agree to a later closing date or to satisfaction or waiver of the closing conditions. As a result, DGIR elected to terminate the Merger Agreement.

ITEM 8.01. OTHER EVENTS

     In connection with the termination of the Merger Agreement, DGIR has issued a press release which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.       Description
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99.1              Press release issued by Digital Imaging Resources, Inc. dated
                  October 2, 2006

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       DIGITAL IMAGING RESOURCES, INC.

                                       By:   /s/ Theodore M. Swartwood
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                                             Theodore M. Swartwood
                                             President

































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